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GROUP 1 AUTOMOTIVE, INC.

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Important Notice Regarding the Availability of Proxy Materials for the Group 1 Automotive Stockholder Meeting to be held on 05/22/08.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The following materials are available at www.proxyvote.com:
Notice and Proxy Statement                                            Letter to Stockholders
Annual Report on Form 10-K
To view this material, have the 12-digit Control #(s) available.

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy.
Please make your request for a copy as instructed below on or before 05/02/08 to facilitate timely delivery.

To request material:	Internet: www.proxyvote.com	Telephone: 1-800-579-1639	**Email: sendmaterial@proxyvote.com
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GROUP 1 AUTOMOTIVE, INC.
800 GESSNER
SUITE 500
HOUSTON, TX 77024

GROUP 1 AUTOMOTIVE, INC.

Vote In Person

Should you choose to attend the meeting and vote these shares in person, you will need personal identification and, unless you are a stockholder of record, evidence of your ownership of Group 1 Automotive common stock as of the close of business on the record date, March 25, 2008.

Vote By Internet

To vote now by Internet, go to   WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. eastern time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

The 2008 Annual Meeting of Stockholders of Group 1 Automotive, Inc. will be held at Four Seasons Hotel, 1300 Lamar Street, Houston, Texas, on Thursday, May 22, 2008 at 10:00 a.m. central time.
The Board of Directors has fixed the close of business on March 25, 2008 as the record date for the determination of stockholders entitled to receive notice and to vote at the Annual Meeting of Stockholders or any adjournment(s) thereof.

To obtain directions to attend the Annual Meeting and vote in person, please access our website at www.group1auto.com or call 713-647-5700.

Voting items
The Board of Directors recommends
a vote “FOR” proposals 1 and 2.
1.	Election of Directors

Nominees:
01)	Louis E. Lataif

02)	Stephen D. Quinn
2.	Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm of the company for the fiscal year ending December 31, 2008.